Exhibit 99.1

December 19, 2024
FOR IMMEDIATE RELEASE

BlackBerry Reports Third Quarter Fiscal Year 2025 Results
•Beats top end of revenue guidance range for both Cybersecurity1 and IoT divisions; raises bottom end of full-year guidance range for IoT
•Delivers positive adjusted EBITDA1 and adjusted EPS1 above guidance range; GAAP basic EPS improves both sequentially and year-over-year
•Achieves milestone of positive operating and free cash flow ahead of schedule

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2024 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry achieved a significant inflection in its results this past quarter. Driven by a combination of strong revenue performance for both our Cybersecurity and IoT divisions, and continued focus on costs and efficiency, the Company delivered stronger than expected profitability and a return to positive cash flow ahead of schedule,” said John J. Giamatteo, CEO, BlackBerry. “The announcement of a definitive agreement for the sale of Cylance to Arctic Wolf is a further transformational step for the Company, placing BlackBerry on a path to accelerating profitability post-close.”

Third Quarter Fiscal 2025 Financial Highlights
•Total company revenue1 was $162 million.
•Total company gross margin1 and non-GAAP gross margin1 was 74%.
•IoT revenue grew 13% sequentially and exceeded previously-provided guidance at $62 million; IoT gross margin increased by 3 percentage points from the prior quarter to 85%.
•IoT adjusted EBITDA increased 38% sequentially to $18 million.
•Cybersecurity revenue1 grew 7% sequentially and exceeded previously-provided guidance at $93 million; Cybersecurity gross margin1 increased by 12 percentage points sequentially to 67%.
•Cybersecurity ARR1 increased by 1% sequentially to $281 million; Cybersecurity DBNRR1 increased by 2 percentage points sequentially, increasing for the fifth consecutive quarter, to 90%.
•Cybersecurity1 adjusted EBITDA increased $14 million sequentially to $8 million.
•Licensing revenue exceeded guidance at $7 million, and Licensing adjusted EBITDA was $6 million.
•Non-GAAP net income was $12 million and GAAP net loss was $11 million.
•Non-GAAP basic earnings per share increased by $0.02 sequentially to $0.02, beating the previously-provided guidance. GAAP basic loss per share improved by $0.01 sequentially to $0.02.
•Total company adjusted EBITDA1 exceeded previously-provided guidance at $23 million.

•Total cash, cash equivalents, short-term and long-term investments increased by $1 million sequentially to $266 million; Operating cash flow beat expectations and improved by $34 million year-over-year to $3 million.
1 Includes discontinued operations from Cylance business, reclassified as held for sale as at November 30, 2024.

Business Highlights & Strategic Announcements
•BlackBerry and Arctic Wolf announce that they have entered into a definitive agreement for Arctic Wolf to acquire BlackBerry’s Cylance® endpoint security assets
•BlackBerry announces that QNX® embedded technology powers more than 255 million vehicles
•Hyundai Mobis selects BlackBerry QNX to power its next-generation digital cockpit platform
•BlackBerry QNX introduces software-defined functional safety platform in collaboration with Intel for industrial automation
•BlackBerry® AtHoc® is "in process" for achieving FedRAMP high authorization. Once confirmed, AtHoc will be the first critical events management solution to be authorized to secure the US government’s most sensitive, unclassified data
•BlackBerry welcomes the Government of Canada's investment in the Malaysia Cybersecurity Center of Excellence to enhance cyber resilience in Southeast Asia
•BlackBerry appointed Lisa Bahash, an automotive OEM and Tier 1 supplier veteran, to its Board of Directors

Financial Outlook
BlackBerry is providing the following guidance for the fourth quarter and the full fiscal year 2025 (ending February 28, 2025). As the sale of the Company’s Cylance business is expected to close during the fourth quarter of 2024, that business is reported this quarter as discontinued operations, and the following guidance, except for non-GAAP basic EPS, is reflective solely of the expected results of the Company’s continuing operations.

	Q4 FY25	Full fiscal year FY25
Total BlackBerry revenue:	$126 – $135 million	$517 – $526 million
IoT revenue:	$60 – $65 million	$230 – $235 million
Secure Communications revenue:	$62 – $66 million	$267 – $271 million
Licensing revenue:	Approximately $4 million	Approximately $20 million
IoT segment EBITDA:	$8 - $10 million	$48 - $50 million
Secure Communications segment EBITDA	$4 - $6 million	$43 - $45 million
Licensing segment EBITDA	Approximately $3 million	Approximately $16 million
Total Company adjusted EBITDA	$10 – $20 million	$60 - $70 million
Non-GAAP basic EPS:	($0.01) – +$0.01	($0.02) – Breakeven

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the Company to comparable U.S. GAAP measures and an explanation of why the
Company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected
Non-GAAP basic EPS for the fourth quarter and full fiscal year 2025 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (844) 763-8275 and entering Elite Entry Number 51677.

A replay of the conference call will be available at approximately 8:30 p.m. ET today, using the same webcast link
(here ) or by dialing toll free +1 (877) 481-4010 and entering Replay Access Code 51677.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides enterprises and governments the intelligent software and services that power the world around us. Based in Waterloo, Ontario, the company’s high-performance foundational software enables major automakers and industrial giants alike to unlock transformative applications, drive new revenue streams and launch innovative business models, all without sacrificing safety, security, and reliability. With a deep heritage in Secure Communications, BlackBerry delivers operational resiliency with a comprehensive, highly secure, and extensively certified portfolio for mobile fortification, mission-critical communications, and critical events management. The company is also a pioneer in leveraging Artificial Intelligence and Machine Learning to deliver advanced cybersecurity solutions to its customers.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives and BlackBerry’s expectations regarding the anticipated completion, timing and impacts of the proposed transaction between BlackBerry and Arctic Wolf.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, financial performance, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, and competition. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: uncertainty associated with BlackBerry’s ability to complete the proposed transaction with Arctic Wolf on the proposed terms or on the anticipated timeline, or at all, and the ability to realize the expected benefits of the proposed transaction; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; BlackBerry’s sales cycles and the time and expense of its sales efforts; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; potential impacts of BlackBerry’s ongoing cost reduction initiatives; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s dependence on its relationships with resellers and channel partners; litigation against BlackBerry; adverse macroeconomic and geopolitical conditions; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies; environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2024	August 31, 2024	November 30, 2023	November 30, 2024	November 30, 2023
Revenue	$143	$125	$152	$391	$606
Cost of sales	31	38	33	102	239
Gross margin	112	87	119	289	367
Gross margin %	78.3%	69.6%	78.3%	73.9%	60.6%
Operating expenses
Research and development	27	28	29	85	98
Sales and marketing	23	22	25	68	77
General and administrative	38	30	45	111	133
Amortization	4	5	6	14	22
Impairment of long-lived assets	1	—	9	4	9
Prior Debentures fair value adjustment	—	—	(13)	—	3
	93	85	101	282	342
Operating income	19	2	18	7	25
Investment income, net	—	3	5	8	15
Income before income taxes	19	5	23	15	40
Provision for income taxes	7	1	15	16	20
Income (loss) from continuing operations	12	4	8	(1)	20
Loss from discontinued operations, net of tax	(23)	(23)	(29)	(71)	(94)
Net loss	$(11)	$(19)	$(21)	$(72)	$(74)
Earnings (loss) per share
Basic earnings per share from continuing operations	$0.02	$0.01	$0.01	$—	$0.03
Total basic loss per share	$(0.02)	$(0.03)	$(0.04)	$(0.12)	$(0.13)

Diluted earnings (loss) per share from continuing operations	$0.02	$0.01	$(0.01)	$—	$0.03
Total diluted loss per share	$(0.02)	$(0.03)	$(0.05)	$(0.12)	$(0.13)

Weighted-average number of common shares outstanding (000s)
Basic	591,240	590,549	584,331	590,537	583,559
Diluted	593,530	591,610	638,470	590,537	590,013
Total common shares outstanding (000s)	591,583	590,728	585,340	591,583	585,340

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	November 30, 2024	February 29, 2024
Assets
Current
Cash and cash equivalents	$189	$175
Short-term investments	31	62
Accounts receivable, net of allowance of $6 and $6, respectively	161	179
Other receivables	6	19
Income taxes receivable	5	4
Other current assets	39	32
Assets held for sale, current	24	37
	455	508
Restricted cash and cash equivalents	11	25
Long-term investments	35	36
Other long-term assets	73	54
Operating lease right-of-use assets, net	21	22
Property, plant and equipment, net	14	19
Intangible assets, net	51	58
Goodwill	473	475
Assets held for sale, non-current	176	198
	$1,309	$1,395
Liabilities
Current
Accounts payable	$9	$16
Accrued liabilities	97	100
Income taxes payable	33	28
Deferred revenue, current	133	148
Liabilities held for sale, current	60	64
	332	356
Deferred revenue, non-current	10	15
Operating lease liabilities	19	19
Other long-term liabilities	1	3
Long-term notes	195	194
Liabilities held for sale, non-current	27	32
	584	619
Shareholders’ equity
Capital stock and additional paid-in capital	2,972	2,948
Deficit	(2,230)	(2,158)
Accumulated other comprehensive loss	(17)	(14)
	725	776
	$1,309	$1,395

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2024	November 30, 2023
Cash flows from operating activities
Net loss	$(72)	$(74)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	39	46
Stock-based compensation	21	28
Impairment of long-lived assets	4	11
Intellectual property disposed of by sale	—	147
Prior Debentures fair value adjustment	—	3
Operating leases	(8)	(7)
Other	—	—
Net changes in working capital items
Accounts receivable, net of allowance	27	(63)
Other receivables	13	4
Income taxes receivable	(1)	(2)
Other assets	(22)	(58)
Accounts payable	(7)	(7)
Accrued liabilities	5	(16)
Income taxes payable	5	13
Deferred revenue	(29)	(13)
Net cash provided by (used in) operating activities	(25)	12
Cash flows from investing activities
Acquisition of long-term investments	—	(2)
Acquisition of property, plant and equipment	(3)	(5)
Acquisition of intangible assets	(6)	(12)
Acquisition of short-term investments	(92)	(92)
Proceeds on sale or maturity of short-term investments	123	223
Net cash provided by investing activities	22	112
Cash flows from financing activities
Issuance of common shares	3	4
Maturity of 2020 Debentures	—	(365)
Issuance of Extension Debentures	—	150
Net cash provided by financing activities	3	(211)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	—	(87)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	200	322
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$200	$235

As at	November 30, 2024	February 29, 2024
Cash and cash equivalents	$189	$175
Restricted cash and cash equivalents	11	25
Short-term investments	31	62
Long-term investments	35	36
	$266	$298

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following tables show information by operating segment for the three months November 30, 2024 and November 30, 2023. The Company reports segment information in accordance with U.S. GAAP ASC Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker (“CODM”) for making decisions and assessing performance of the Company’s reportable operating segments. During the third quarter of fiscal 2025, the CODM changed the measure of profit or loss used under the “management” approach in reviewing the results of the Company’s operating segments from segment gross margin to segment EBITDA. Prior period comparatives have been recast to reflect the change in metric along with the significant categories of operating expenses included within this metric, and the change in presentation relating to facilities reclassed as disclosed in Note 1 to the Consolidated Financial Statements. See Note 11 to the Consolidated Financial Statements for a description of the Company’s operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Secure Communications			IoT			Licensing			Segment Totals
	November 30,		Change	November 30,		Change	November 30,		Change	November 30,		Change
	2024	2023		2024	2023		2024	2023		2024	2023
Segment revenue	$74	$91	$(17)	$62	$55	$7	$7	$6	$1	$143	$152	$(9)
Segment cost of sales	20	23	(3)	9	8	1	2	1	1	31	32	(1)
Segment gross margin	$54	$68	$(14)	$53	$47	$6	$5	$5	$—	$112	$120	$(8)
Segment research and development	11	12	(1)	16	15	1	—	—	—	27	27	—
Segment sales and marketing	12	15	(3)	11	10	1	—	—	—	23	25	(2)
Segment general and administrative	10	9	1	9	10	(1)	1	6	(5)	20	25	(5)
Less amortization included in the above	1	1	—	1	—	1	2	3	(1)	4	4	—
Segment EBITDA	$22	$33	$(11)	$18	$12	$6	$6	$2	$4	$46	$47	$(1)
The following tables reconcile the Company’s segment gross margin results for the three months ended November 30, 2024 and November 30, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2024
	(in millions) (unaudited)
	Secure Communications	IoT	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$74	$62	$7	$143	$—	$143
Cost of sales	20	9	2	31	—	31
Gross margin (1)	$54	$53	$5	$112	$—	$112
Operating expenses					93	93
Investment income, net					—	—
Income before income taxes						$19

	For the Three Months Ended November 30, 2023
	(in millions) (unaudited)
	Secure Communications	IoT	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$91	$55	$6	$152	$—	$152
Cost of sales	23	8	1	32	1	33
Gross margin (1)	$68	$47	$5	$120	$(1)	$119
Operating expenses					101	101
Investment income, net					5	5
Income before income taxes						$23

______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2024 and November 30, 2023.
The following tables reconcile the Company’s segment EBITDA results for the three months ended November 30, 2024 and November 30, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended
	(in millions) (unaudited)
	November 30, 2024	November 30, 2023
Total Segment EBITDA	$46	$47
Adjustments (1):
Stock compensation expense	4	7
Restructuring expenses	7	9
Less
Corporate general and administrative expense	9	10
Amortization	6	7
Impairment of long-lived assets	1	9
Prior Debentures fair value adjustment	—	(13)
Investment income	—	(5)
Consolidated income from continuing operations before income taxes	$19	$23
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2024 and November 30, 2023.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that revenue from continuing and discontinued operation, Cybersecurity revenue from continuing and discontinued operations, adjusted gross margin, adjusted gross margin percentage, Cybersecurity gross margin from continuing and discontinued operations, adjusted gross margin from continuing and discontinued operations, adjusted gross margin percentage from continuing and discontinued operations, adjusted operating expense, adjusted operating expense from continuing and discontinued operations, adjusted net income (loss), adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA from continuing and discontinued operations, adjusted Cybersecurity EBITDA from continuing and discontinued operations and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2024 and November 30, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2024 and November 30, 2023 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Revenue	$143	$152
Cylance revenue	19	23
Revenue from continuing and discontinued operations	$162	$175

Secure Communication revenue	$74	$91
Cylance revenue	19	23
Cybersecurity revenue from continuing and discontinued operations	$93	$114

Gross margin	$112	$119
Stock compensation expense	—	1
Adjusted gross margin	$112	$120

Gross margin %	78.3%	78.3%
Stock compensation expense	—%	0.6%
Adjusted gross margin %	78.3%	78.9%

Secure Communication gross margin	$54	$68
Cylance gross margin	8	10
Cybersecurity gross margin from continuing and discontinued operations	$62	$78

Gross margin	$112	$119
Cylance gross margin	8	10
Stock compensation expense	—	1
Adjusted gross margin from continuing and discontinued operations	$120	$130

Gross margin %	78.3%	78.3%
Cylance gross margin	(4.2)%	(4.6)%
Stock compensation expense	—%	0.6%
Adjusted gross margin % from continuing and discontinued operations	74.1%	74.3%

Reconciliation of U.S. GAAP operating expense for the three months ended November 30, 2024, and November 30, 2023 to adjusted operating expense and adjusted operating expense from continuing and discontinued operations is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Operating expense	$93	$101
Restructuring charges	7	9
Stock compensation expense	4	6
Prior Debentures fair value adjustment	—	(13)
Acquired intangibles amortization	2	2
LLA impairment charge	1	9
Adjusted operating expense	$79	$88

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Operating expense	$93	$101
Add:
Cylance operating expenses	31	39
Less:
Restructuring charges	7	9
Stock compensation expense	4	6
Prior Debentures fair value adjustment	—	(13)
Acquired intangibles amortization	2	2
LLA impairment charge	1	9
Cylance stock compensation expense	2	1
Cylance acquired intangible amortization	7	7
Cylance LLA impairment charge	—	2
Adjusted operating expense from continuing and discontinued operations	$101	$117
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended November 30, 2024 and November 30, 2023 to adjusted net income and adjusted basic earnings per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2024		November 30, 2023
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net loss	$(11)	$(0.02)	$(21)	$(0.04)
Restructuring charges	7		9
Stock compensation expense	6		8
Prior Debentures fair value adjustment	—		(13)
Acquired intangibles amortization	9		9
LLA impairment charge	1		11
Adjusted net income	$12	$0.02	$3	$0.01

Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended November 30, 2024 and November 30, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Research and development	$27	$29
Stock compensation expense	1	2
Adjusted research and development expense	$26	$27

Sales and marketing	$23	$25
Stock compensation expense	1	—
Adjusted sales and marketing expense	$22	$25

General and administrative	$38	$45
Restructuring charges	7	9
Stock compensation expense	2	4
Adjusted general and administrative expense	$29	$32

Amortization	$4	$6
Acquired intangibles amortization	2	2
Adjusted amortization expense	$2	$4

Adjusted EBITDA from continuing and discontinued operation, and adjusted Cybersecurity EBITDA from continuing and discontinued operations for the three months ended November 30, 2024 and November 30, 2023 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies..

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Net loss	$(11)	$(21)
Non-GAAP adjustments to net loss
Restructuring charges	7	9
Stock compensation expense	6	8
Prior Debentures fair value adjustment	—	(13)
Acquired intangibles amortization	9	9
LLA impairment charge	1	11
Total non-GAAP adjustments to net loss	23	24
Amortization	13	14
Acquired intangibles amortization	(9)	(9)
Investment income, net	—	(5)
Provision for income taxes	7	15
Adjusted EBITDA from continuing and discontinued operation	$23	$18

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Net loss	$(11)	$(21)
Non-GAAP adjustments to net loss
Restructuring charges	7	9
Stock compensation expense	6	8
Prior Debentures fair value adjustment	—	(13)
Acquired intangibles amortization	9	9
LLA impairment charge	1	11
Total non-GAAP adjustments to net loss	23	24
Amortization	13	14
Acquired intangibles amortization	(9)	(9)
Investment income, net	—	(5)
Provision for income taxes	7	15
Less:
IoT Segment EBITDA	18	12
Licensing Segment EBITDA	6	2
Corporate general and administrative expense	(9)	(10)
Adjusted Cybersecurity EBITDA from continuing and discontinued operation	$8	$14

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2024 and November 30, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the nine months ended November 30, 2024 and November 30, 2023 to adjusted financial measures is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2024	November 30, 2023
Gross margin	$289	$367
Stock compensation expense	2	3
Adjusted gross margin	$291	$370

Gross margin %	73.9%	60.6%
Stock compensation expense	0.5%	0.5%
Adjusted gross margin %	74.4%	61.1%
Reconciliation of U.S. GAAP operating expense for the nine months ended November 30, 2024 and November 30, 2023 to adjusted operating expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2024	November 30, 2023
Operating expense	$282	$342
Restructuring charges	16	17
Stock compensation expense	14	22
Prior Debentures fair value adjustment	—	3
Acquired intangibles amortization	6	9
LLA impairment charge	4	9
Adjusted operating expense	$242	$282
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the nine months ended November 30, 2024 and November 30, 2023 to the adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2024		November 30, 2023
		Basic loss per share		Basic earnings (loss) per share
Net loss	$(72)	$(0.12)	$(74)	$(0.13)
Restructuring charges	16		17
Stock compensation expense	21		28
Prior Debentures fair value adjustment	—		3
Acquired intangibles amortization	26		29
LLA impairment charge	4		11
Adjusted net income (loss)	$(5)	$(0.01)	$14	$0.02

Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the nine months ended November 30, 2024 and November 30, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2024	November 30, 2023
Research and development	$85	$98
Stock compensation expense	4	6
Adjusted research and development expense	$81	$92

Sales and marketing	$68	$77
Stock compensation expense	2	2
Adjusted sales and marketing expense	$66	$75

General and administrative	$111	$133
Restructuring charges	16	17
Stock compensation expense	8	14
Adjusted general and administrative expense	$87	$102

Amortization	$14	$22
Acquired intangibles amortization	6	9
Adjusted amortization expense	$8	$13
Adjusted EBITDA from continuing and discontinued operations for the nine months ended November 30, 2024 and November 30, 2023 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Nine Months Ended (in millions)	November 30, 2024	November 30, 2023
Net loss	$(72)	$(74)
Non-GAAP adjustments to operating loss
Restructuring charges	16	17
Stock compensation expense	21	28
Prior Debentures fair value adjustment	—	3
Acquired intangibles amortization	26	29
LLA impairment charge	4	11
Total non-GAAP adjustments to net loss	67	88
Amortization	39	46
Acquired intangibles amortization	(26)	(29)
Investment income, net	(8)	(15)
Provision for income taxes	16	20
Adjusted EBITDA from continuing and discontinued operation	$16	$36

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the three months ended November 30, 2024 and November 30, 2023 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2024	November 30, 2023
Net cash provided by (used in) operating activities	$3	$(31)
Acquisition of property, plant and equipment	—	(2)
Free cash flow (usage)	$3	$(33)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies. Each of Cybersecurity ARR and DBNRR includes both continuing operations and discontinued operations.

For the Three Months Ended (in millions)	November 30, 2024
Cybersecurity Annual Recurring Revenue	$281
Secure Communications Annual Recurring Revenue	$215
Cybersecurity Dollar-Based Net Retention Rate	90%
Secure Communications Dollar-Based Net Retention Rate	95%
Recurring Software Product Revenue Percentage	80%